EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Workhorse Group Inc. (the "Company") on Form 10-K for the period ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julio Rodriguez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2017	/s/ Julio Rodriguez
Julio Rodriguez
Chief Financial Officer (Principal Financial and Accounting Officer)